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                                  Rockwood Fund, Inc.

                          Supplement dated May 1, 1998 to the
                             Prospectus dated March 1, 1998


        THE FOLLOWING SUPPLEMENTS AND SUPERCEDES ANY CONTRARY INFORMATION
                       CONTAINED IN THE FUND'S PROSPECTUS.

Thomas B. Winmill, President and Chief Executive Officer of Rockwood Advisers, Inc. (the "Investment Manager") and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1996 and as portfolio manager of the Fund since May 1, 1998.




                                                            RF-SUPA-5/8